Exhibit 10.2

GENERAL CONTINUING GUARANTY

THIS GENERAL CONTINUING GUARANTY, dated as of April 19, 2012 (the “Guaranty”), is executed by STEREOGRAPHICS CORPORATION, a California corporation, COLORLINK INC., a Delaware corporation, and those additional entities that hereafter become parties hereto (each, individually, a “Guarantor” and collectively, the “Guarantors”), in favor of (i) the lenders now or hereafter parties (the “Lenders”) to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, the “Credit Agreement”), by and among RealD Inc. (“Borrower”), the Lenders party thereto from time to time, Administrative Agent and the L/C Issuer, and (ii) City National Bank, a national banking association, in its capacity as administrative agent for the Lenders and the L/C Issuer (in its capacity as such, and together with any successor administrative agent thereunder, the “Administrative Agent”) and as letter of credit issuer (in its capacity as such, and together with any successor letter of credit issuer thereunder, the “L/C Issuer”) (the Lenders, the Administrative Agent, L/C Issuer and certain other Persons parties to Related Swap Contracts (as defined in the Credit Agreement) as more particularly described in Section 16 hereof, collectively referred to as the “Secured Parties”).

RECITALS

A.            Pursuant to the Credit Agreement, Lenders have agreed to extend Loans to, and the L/C Issuer has agreed to issue Letters of Credit for the account of, Borrower upon the terms and subject to the conditions set forth therein.

B.            Lenders’ obligation to extend the Loans to, and L/C Issuer’s obligation to issue the Letters of Credit for the account of, Borrower under the Credit Agreement are subject, among other conditions, to receipt by Administrative Agent of this Guaranty, duly executed by Guarantors.  Each Guarantor acknowledges that in consideration of the promises contained herein, and as an inducement for Lenders and the L/C Issuer to enter into the Credit Agreement and to make the Loans and issue Letters of Credit contemplated thereby, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by such Guarantor, such Guarantor has entered into this Guaranty.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees with Administrative Agent and the other Secured Parties as follows:

1.             Definitions.  All references herein to “Discharge of All Obligations” shall mean (i) the termination or expiration of all commitments to extend credit that would constitute Obligations, (ii) the payment in full in cash and performance of all Obligations (other than (a) contingent indemnification obligations to the extent no claim giving rise thereto has been asserted and (b) obligations under Bank Products Agreements and Related Swap Contracts as to which arrangements satisfactory to the applicable Lender or Affiliate of a Lender have been made), and (iii) the expiration or termination of all Letters of Credit (other than L/C Obligations that have been Cash Collateralized pursuant to the Credit Agreement).

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.  The rules of construction set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference.  Each Guarantor acknowledges receipt of copies of the Credit Agreement and the other Loan Documents.

2.             Guarantied Obligations.  Each Guarantor, jointly and severally with each other Guarantor, hereby irrevocably and unconditionally guaranties to Administrative Agent and the other Secured Parties, as and for its own debt, until Discharge of All Obligations occurs, the due and punctual payment and performance of the Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and performance and not a guaranty of collection.

3.             Continuing Guaranty.  This Guaranty includes Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Obligations after prior Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, to the maximum extent permitted by law, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Administrative Agent, (b) no such revocation shall apply to any Obligations in existence on the date of receipt by Administrative Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any Secured Party in existence on the date of such revocation, (d) no payment by any guarantor (including any Guarantor (other than such Guarantor)), Borrower, or from any other source, prior to the date of Administrative Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.

4.             Performance under this Guaranty.  In the event that Borrower fails to perform or make any payment of any Obligations, on or prior to the due date thereof, the Guarantors immediately shall cause, as applicable, such payment or performance in respect of the Obligations to be made.

5.             Primary Obligations.  This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional,

and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions.  Each Guarantor hereby agrees (a) that it is directly, jointly, and severally with any other guarantor (including each other Guarantor) of the Obligations, liable to the Secured Parties, (b) that the obligations of each Guarantor hereunder are independent of the obligations of Borrower or any other guarantor (including any other Guarantor), and (c) that a separate action may be brought against each Guarantor, whether such action is brought against Borrower or any other guarantor (including any other Guarantor) or whether Borrower or any other guarantor (including any other Guarantor) is joined in such action.  Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Administrative Agent or any other Secured Party of whatever remedies it may have against Borrower or any other guarantor (including any other Guarantor), or the enforcement of any lien or realization upon any security by Administrative Agent or any other Secured Party.  Each Guarantor hereby agrees that any release which may be given by Administrative Agent or any other Secured Party to Borrower or any other guarantor (including any other Guarantor), or with respect to any property or asset subject to a Lien, shall not release such Guarantor.  Each Guarantor consents and agrees that neither Administrative Agent nor any other Secured Party shall be under any obligation to marshal any property or assets of Borrower or any other guarantor (including any other Guarantor) in favor of such Guarantor, or against or in payment of any or all of the Obligations.

6.             Representations and Warranties.  Each Guarantor represents and warrants to Administrative Agent and the other Secured Parties that (i) each of the representations and warranties contained in the Credit Agreement applicable to such Guarantor or to Loan Parties generally are true and correct as of the date hereof, (ii) such Guarantor has copies of and is fully familiar with each and every document executed and delivered to Administrative Agent or any other Secured Party by Borrower, including without limitation, each of the Loan Documents; and (ii) such Guarantor has derived or expects to derive a financial advantage from the Loans, the Letters of Credit and any other extension of credit and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Administrative Agent or any other Secured Party to Borrower in connection with the Obligations.

7.             Default.  Each Guarantor agrees that the occurrence and continuance of a Default or an Event of Default under the Credit Agreement shall constitute a default under this Guaranty, and, upon and after the occurrence and during the continuance of a default hereunder, the Obligations shall be automatically accelerated and shall become immediately due and payable by each Guarantor, or such Guarantor’s successor, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by such Guarantor.

8.             Authorized Actions.  Each Guarantor authorizes Administrative Agent and the other Secured Parties, in their discretion, without notice to such Guarantor, irrespective of any change in the financial condition of Borrower, such Guarantor or any other guarantor of the Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to (a) create new Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change, amend or waive the terms of the Obligations or any part thereof, including, without limitation, increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at a public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, such Guarantor, any other guarantor of the Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations; and (g) assign the Obligations, this Guaranty, or the other Loan Documents in whole or in part.  Each Guarantor hereby agrees that none of the foregoing acts constitutes a material alteration of such Guarantor’s liability hereunder and specifically waives any such defense to liability otherwise arising by reason of any such act.

9.             Waivers.

(a)           To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans, extensions of credit or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Guarantor’s right to make inquiry of Administrative Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change or other development in the financial condition of Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under any of the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

(b)           To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require Administrative Agent or any other Secured Party to institute suit against Borrower or any other guarantor (including any other Guarantor) or to exhaust any rights and remedies which Administrative Agent or any other Secured Party has or may have against Borrower or any other guarantor (including any other Guarantor).  In this regard, each Guarantor agrees that it is bound to the payment of each and all Obligations, whether now existing or hereafter arising, as fully as if the Obligations were directly owing to the Secured Parties by such Guarantor.  Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid in full, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

(c)           To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any right to assert against Administrative Agent or any other Secured Party, any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to Administrative Agent or any other Secured Party; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Administrative Agent or any other Secured Party including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors (including any other Guarantor) or sureties; and (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(d)           Until the Discharge of All Obligations occurs, (i) each Guarantor hereby postpones and agrees not to exercise any right of subrogation that such Guarantor has or may have as against Borrower with respect to the Obligations; (ii) each Guarantor hereby postpones and agrees not to exercise any right to proceed against Borrower or any other Person now or hereafter liable on account of the Obligations for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent); and (iii) each Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against or with respect to any property or asset of Borrower or any other guarantor (including any other Guarantor) now or hereafter liable on account of the Obligations.  If any Guarantor makes payment to any Secured Party of all or any part of the Obligations after the Discharge of All Obligations occurs, the Secured Parties shall at such Guarantor’s request and expense, execute and deliver to such Guarantor, without recourse or representation or warranty, appropriate documents reasonably necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment.

(e)           If any of the Obligations or the obligations of any Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, Administrative Agent may elect, in its sole discretion but subject to the terms and conditions of such mortgage or deed of trust, upon and during the existence of a default with respect to the Obligations or the obligations of any Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of such Guarantor or any other Guarantor hereunder.  Each Guarantor understands that (i) by virtue of the operation of antideficiency law applicable to nonjudicial foreclosures, an election by Administrative Agent or any other Secured Party to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors (including any other Guarantor) or sureties, and (ii) absent the waiver given by such Guarantor herein, such an election would estop Administrative Agent or any other Secured Party from enforcing this Guaranty against such Guarantor.  Understanding the foregoing, and understanding that such Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives (to the extent permitted by applicable law) any right to assert against Administrative Agent or any other Secured Party any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by Administrative Agent or any other Secured Party to nonjudicially foreclose on any such mortgage or deed of trust or as a result of any other exercise of remedies, whether under a mortgage or deed of trust or under any personal property security agreement.  Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors (including other Guarantors) or sureties.  Each Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure (or any similar law of any other applicable jurisdiction) shall have no applicability with respect to the determination of such Guarantor’s liability under this Guaranty.

(f)            Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives (to the extent permitted by applicable law) all rights and defenses that such Guarantor may have if all or part of the Obligations are secured by real property.  This means, among other things:

(i)            Administrative Agent and any other Secured Party may collect from such Guarantor without first foreclosing on any real or personal property collateral that may be pledged by such Guarantor, Borrower, or any other guarantor (including any other Guarantor).

(ii)           If Administrative Agent and the other Secured Parties foreclose on any real property collateral that may be pledged by such Guarantor, Borrower or any other guarantor (including any other Guarantor):

(1)           The amount of the Obligations or any obligations of any guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2)           Administrative Agent and the other Secured Parties may collect from such Guarantor even if by foreclosing on the real property collateral, Administrative Agent and the other Secured Parties have destroyed any right such Guarantor may have to collect from Borrower or any other guarantor (including any other Guarantor).

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have if all or part of the Obligations are secured by real property.  These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar law of any other applicable jurisdiction.

(g)           WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2787, 2799, 2808, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2847, 2848, AND 2855, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(h)           WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY, EVEN THOUGH SUCH

ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE OBLIGATIONS, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER OR ANY OTHER GUARANTOR (INCLUDING ANY OTHER GUARANTOR) BY THE OPERATION OF APPLICABLE LAW INCLUDING §580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(i)            Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor hereby also agrees to the following waivers:

(i)            Administrative Agent and the other Secured Parties’ right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Obligations or any of the Loan Documents.  Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws in any other applicable jurisdiction and agrees that Administrative Agent and the other Secured Parties’ rights under this Guaranty shall be enforceable even if Borrower had no liability at the time of execution of the Loan Documents or the Obligations are unenforceable in whole or in part, or Borrower ceases to be liable with respect to all or any portion of the Obligations.

(ii)           Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws in any other applicable jurisdiction with respect to its obligations under this Guaranty and agrees that Administrative Agent and the other Secured Parties’ rights under the Loan Documents will remain enforceable even if the amount guarantied hereunder is larger in amount and more burdensome than that for which Borrower is responsible.  The enforceability of this Guaranty against each Guarantor shall continue until the Discharge of All Obligations and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower’s obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor (including any other Guarantor) of Borrower’s obligations under any other Loan Document, any pledgor of collateral for any person’s obligations to Administrative Agent or any other Secured Party or any other person in connection with the Loan Documents.

(iii)          Each Guarantor waives all benefits and defenses it may have under California Civil Code §§ 2845, 2849 and 2850 or any similar laws of any other applicable jurisdiction with respect to its obligations under this Guaranty, including the right to require Administrative Agent or any other Secured Party to (A) proceed against Borrower, any guarantor of Borrower’s obligations under any Loan Document (including any other Guarantor), any other pledgor of collateral for any person’s obligations to Administrative Agent or any other Secured Party or any other person in connection with the Obligations, (B) proceed against or exhaust any other security or collateral Administrative Agent or any other Secured Party may hold, or (C) pursue any other right or remedy for such Guarantor’s benefit, and agrees that Administrative Agent and the other Secured Parties may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor (including any other Guarantor) of Borrower’s obligations under the Loan Documents, any pledgor of collateral for any Person’s obligations to Administrative Agent or any other Secured Party or any other Person in connection with the Obligations, and without proceeding against or exhausting any security or collateral Administrative Agent or any other Secured Party holds.

(iv)          Each Guarantor waives (A) any right that such Guarantor may have to require Administrative Agent or any other Secured Party to conduct any disposition of Collateral in a commercially reasonable manner, and (B) any claim that it may have in respect of any failure of Administrative Agent or any other Secured Party to conduct such a disposition in a commercially reasonable manner, or in respect of any impairment, however caused, of the value of any Collateral that is the subject of such disposition, and hereby releases Administrative Agent and the other Secured Parties from each and every claim described in this Section 9(i)(iv).

10.           Subordination.  Each Guarantor hereby subordinates any Indebtedness of Borrower to such Guarantor to the Obligations.  Each Guarantor agrees that the Secured Parties shall be entitled to receive payment of all Obligations before such Guarantor receives payment of any Indebtedness of Borrower to such Guarantor.  Any payments on such Indebtedness of Borrower to any Guarantor, if the Secured Parties so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Parties and be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

11.           Contribution.  Each Guarantor hereby agrees that to the extent a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 9(d). The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to any Secured Party, and each Guarantor shall remain liable to each Secured Party for the full amount guaranteed by such Guarantor hereunder.

12.           Setoff.  In addition to any rights and remedies of Administrative Agent or any other Secured Party provided by law, Administrative Agent and the other Secured Parties shall have the right, without prior notice to any Guarantor, any such notice being expressly waived by such Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Obligations, whether matured or unmatured, any amount owing from the Secured Parties to such Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with the Secured Parties, at or at any time after, the happening of any of the above mentioned events.  The Secured Parties shall notify Borrower and the Guarantors promptly after any such set-off and application, on condition that the failure to give such notice shall not affect the validity of such set-off and application.

13.           Nonwaiver.  No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Administrative Agent or any other Secured Party or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by the Secured Parties.

14.           No Reliance.  Each Guarantor warrants and represents that the undersigned is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon such Guarantor’s own independent investigation of all matters pertinent hereto, and that such Guarantor is not relying in any manner upon any representation or statement of Administrative Agent or any other Secured Party.  Each Guarantor warrants, represents and agrees that such Guarantor is in a position to obtain, and such Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of Borrower and any other matter pertinent hereto, and that such Guarantor is not relying upon the Administrative Agent or any other Secured Party to furnish, and shall have no right to require Administrative Agent or any other Secured Party to obtain or disclose, any information with respect to the indebtedness or obligations guaranteed hereby, the financial condition or character of Borrower or the ability of Borrower to pay the Obligations or perform the Obligations guaranteed hereby, the existence of any Collateral or security for any or all of such indebtedness or Obligations, the existence or nonexistence of any other guaranties of all or any part of such indebtedness or Obligations, any actions or non-action on the part of Administrative Agent, any other Secured Party, Borrower or any other person or entity, or any other matter, fact or occurrence whatsoever.  By executing this Guaranty, each Guarantor acknowledges and knowingly accepts the full range of risks encompassed within a contract of guaranty.

15.           Miscellaneous.

(a)           Notices.  All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with Section 10.02 of the Credit Agreement, and in the case of any such notices, approvals, requests, demands and other communications to any Guarantor, sent in care of Borrower in accordance with Section 10.02 of the Credit Agreement.

(b)           Amendments and Waivers.  This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantors and Administrative Agent, on behalf of the Secured Parties.  No failure or delay on any Secured Parties’ part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.  Unless otherwise specified in any such waiver or consent, each waiver or consent under any provision hereof shall be effective only in the specific instance and for the purpose for which given.

(c)           Assignments.  This Guaranty shall be binding upon and inure to the benefit of Administrative Agent and the Secured Parties and their respective permitted successors and assigns.  No Guarantor may sell, assign or delegate any of its rights or obligations hereunder.  This Guaranty is assignable by the Secured Parties with the Obligations which it guarantees and when so assigned, each Guarantor shall be bound to the assignees without in any manner affecting such Guarantor’s liability hereunder for any part of the Obligations retained by the Secured Parties.  The obligations and liability of Guarantors hereunder and the validity and enforceability of this Guaranty shall not be terminated, impaired or otherwise affected by reason of the transfer of the Collateral or any part thereof or interest therein to any other Person.

(d)           Cumulative Rights, etc.  The rights, powers and remedies of Administrative Agent and the other Secured Parties under this Guaranty shall be in addition to all rights, powers and remedies given to the Secured Parties by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Parties’ rights hereunder.

(e)           Credit Agreement.  Each Guarantor hereby agrees to be bound by any provision stated to be binding upon it in the Credit Agreement and such provisions are hereby incorporated by reference as if fully set forth herein.

(f)            Joint and Several Liability.  Each Guarantor is jointly and severally liable with each other Guarantor for all Obligations.  Suit may be brought against the Guarantors, jointly and severally, and against any one or more of them, or less than all of them, without impairing the rights of the Administrative Agent and the other Secured Parties, or its successors or assigns, against the other of the undersigned; and the Administrative Agent and the other Secured Parties may agree with any one of the undersigned that such party shall be liable for such sum or sums as the Secured Parties may see fit and may release any such party from all further liability to the Administrative Agent and other Secured Parties for the Obligations without impairing the right of the Administrative Agent and the other Secured Parties to demand and collect the balance of the Obligations from the other Guarantors not so released.  Any reference to the “Guarantors” or a “Guarantor” herein shall mean, unless the context requires otherwise, any one of the Guarantors or any combination of Guarantors.

(g)           Partial Invalidity.  If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h)           General Terms and Conditions.  In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of general terms and conditions contained in Section 10 of the Credit Agreement, mutatis mutandis.

(i)            Costs.  Each Guarantor shall pay on demand all reasonable and documented out-of-pocket costs (including, but not limited to, reasonable and documented attorneys’ fees) incurred by the Secured Parties in connection with the enforcement or protection of the Secured Parties’ rights under this Guaranty (the “Costs”).  Said Costs shall be paid in addition to the amounts guaranteed in accordance with the provisions hereof.

16.           Related Swap Contracts.  All obligations of Borrower under Related Swap Contracts to which any Lender or its Affiliates are a party shall be deemed to be Obligations, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Obligations; provided, however, that such obligations shall cease to be Obligations at such time, prior to the Discharge of All Obligations, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Credit Agreement.

No Person who obtains the benefit of this Guaranty by virtue of the provisions of this Section shall have, prior to the Discharge of All Obligations, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Obligations (including the release or modification of any Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents.  Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed under seal as of the day and year first above written.

GUARANTORS:

STEREOGRAPHICS CORPORATION

By:	/s/ Michael V. Lewis
Name:	Michael V. Lewis
Title:	CEO and President

COLORLINK INC.

By:	/s/ Michael V. Lewis
Name:	Michael V. Lewis
Title:	CEO and President